                                                                   EXHIBIT 10.02


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

Fetch 'n' Stuff 1998                                               FINAL VERSION


             SCHEDULE NUMBER "29-001-98"/(AGREEMENT NO. 9700050785)

                              FETCH 'N' STUFF 1998

This Schedule Number "29-001-98", effective January 1, 1998 is issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

This Schedule contains the following sections:

         1.   Project Description

         2.   Schedule, Statement of Work and Deliverables

         3.   Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PROJECT DESCRIPTION

1.1      INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of Fetch 'n' Stuff 1998. The work to be provided by CGI represents a follow on effort to the Fetch 'n' Stuff Phase 2 effort during 1997 between the parties.

1.2      OVERVIEW

It is the desire of U S WEST and Carnegie Group to transition production support of the Fetch 'n' Stuff product ("Fetch") from the Carnegie Group development team to a U S WEST production support team in Omaha under the direction of Bettie Williams. U S WEST has requested that the 5.0 release of Fetch be defined as the completion point for the transition. Concurrent with the further development and delivery of Fetch, Carnegie Group will develop an http server to enable web-based applications to use Fetch 'n' Stuff functionality. After this point, Carnegie Group will provide consulting to the U S WEST production support team in Omaha. Based on current understanding and mutual agreement, this
Schedule 29-001-98 documents the Fetch responsibilities of Carnegie Group for 1998.


Schedule Number 29-001-98       Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


Carnegie Group will provide the engineering tasks necessary for the 5.0 Fetch 'n' Stuff release ("Release 5.0") and the related management functions. During the period between the effective date of this Schedule 29-001-98 and the completion of Release 5.0 hereunder, Carnegie Group will be providing consulting services to assist U S WEST with the development of a plan for Carnegie Group to transition support of the Fetch 'n' Stuff product to U S WEST ("Transition Consulting"). During the development of the transition plan, the parties intend to work together to better determine what tasks a committed team from Carnegie Group will need to provide in order to adequately support U S WEST's anticipated needs for consulting after the Fetch 5.0 release as it relates to the production platform. Following the Fetch 5.0 release, Carnegie Group's contribution to Fetch production support would be limited to consulting upon request with the U S WEST Fetch 'n' Stuff team on an hourly basis ("Post-Release Consulting"). Carnegie Group must require that a minimum amount of hourly consulting be purchased by U S WEST on a monthly basis during the first six (6) months of Post-Release Consulting. Such minimum monthly payments will be considered as a retainer in order to commit a minimum number of resources who are anticipated by the parties to be required for this effort. The total Post-Release Consulting expended is subject to the funding limitations estimated in this Schedule 29-001-98. (Reference Article 3 of this Schedule for complete details on costs and hours.)

The engineering tasks necessary for the Fetch 5.0 Release includes making changes that address Change Requests (CRs) based on the DDTS defect tracking database which resides at U S WEST. Crs will be submitted by U S WEST in accordance with an established change process between the parties and are subject to the funding and schedule limitations of this Schedule 29-001-98. The CRs addressed within Release Fetch 5.0 are documented by Carnegie Group on a proactive basis in the Fetch 'n' Stuff Project Plan as Release 5.0 tasks. Any CRs not included as tasks in the project plan at the time Release 5.0 is delivered hereunder have not been addressed by Carnegie Group ("open CRs) and any incorporation into later releases from addressing open Crs is the responsibility of U S WEST Fetch. Carnegie Group will provide post-release consulting on any open CRs upon request from U S WEST according to the provisions of this Schedule 29-001-98.

The strategy behind the above approach to Fetch 'n' Stuff 1998 has the following advantages:

         o Establishes clear boundaries of responsibility for both organizations

         o        Supports a transition from CGI to U S WEST

         o Permits U S WEST to learn about the project requirements through first hand experience while the Carnegie Group team is till available to support the transition

         o Permits U S WEST to train and use their dedicated staff effectively starting in 1998

         o Removes responsibility for client and legacy management from Carnegie Group early in the project, since U S WEST is organizationally better able to manage clients and legacy systems than Carnegie Group

         o Carnegie Group's expertise continues to be available for production system support to U S WEST after transition completion


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


1.3      EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following exceptions and definitions apply to this Schedule:

o SPECIAL RAMPDOWN PROVISIONS: Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources at the time of termination for a period of four (4) weeks.

o ACCEPTANCE TERMS: U S WEST shall test the Fetch Release 5.0 software delivered hereunder according to the Acceptance Test(s), based on an established system test process, to be mutually agreed to by the parties and provided hereunder.

o SERVICES WARRANTY TERMS: Fetch 5.0 will not be subject to a Warranty Period upon final Acceptance based on Carnegie Group not having sole responsibility for development of the underlying Fetch code.

o SUPPLIER LICENSABLE TECHNOLOGY: The final Fetch Release 5.0 software will contain Supplier Licensable Technology known as COE for which is defined as part of the Release 5.0 system in the description in Appendix A (attached to this Schedule 29-001-98) and licensed pursuant to the terms of the Software License and Services Module of the Agreement under Section 2.1 for U S WEST to use and make copies for its business (with no rights to modify or sublicense). Notwithstanding such Section 2.1, COE will be provided in source code form containing file headers designating them as Supplier Licensable Technology. Any grant to U S WEST of the right to modify COE would be subject to an associated license fee.

     o COE is approximately 5-10% of the code based on a lines-of-code estimation

     o The Release 5.0 files that will have the COE header in them are the sole and exclusive property of CGI except for the Message Class portion that was developed as Fetch code and will be the sole and exclusive property of U S WEST pursuant to the Agreement.

     o U S WEST may not modify, enhance or provides fixes to the COE code for routine maintenance, enhancement of Fetch for new clients or for any purpose without the prior written consent of Carnegie Group.


o    Management of project resources:

         o The CGI project manager assigned to Fetch 'n' Stuff has exclusive control of and over the CGI resources on the project, including but not limited to responsibility for staff assignment, project team makeup, and transition of CGI resources either onto or from a project. U S WEST may request the CGI project manager to make changes relating to the CGI resources. CGI will respond with consent or an objection to consent and reasons why consent will be withheld; consent will not be unreasonably withheld.

         o The CGI project manager and the U S WEST project manager have the authority to mutually agree on the location, either at a U S WEST site or CGI site, where each CGI resource may work during the project, including an associated period of time, based on not compromising the schedule and deliverables set forth in this Schedule.


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


o     Review of the Schedule

         o The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI project manager will meet within the first week after full execution of this Schedule to review the details of this Schedule, including but not limited to the Exceptions to the Agreement provided above ("Review")

         o The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI project manager be assigned by U S WEST or CGI respectively to Fetch 'n' Stuff after the initial Review, unless as otherwise mutually agreed by the parties.

1.4      CGI ROLES AND RESPONSIBILITIES

In the overall Fetch 'n' Stuff 1998 effort, Carnegie Group will be responsible for the following high level activities:

     o Requirements Analysis and Estimation for Release 5.0 and the HTTP Server

     o All engineering and documentation tasks relating to Release 5.0, based on the final Software Requirements Specification to be mutually agreed upon for Release 5.0 and delivered hereunder.
         Release/Project Management for Release 5.0

     o   Engineering Management for Release 5.0

     o   Engineering Support for Releases after 5.0

     o   Support for the Transition Plan

The following tasks are to be performed by Carnegie Group:

FETCH 5.0 RELEASE

     o Develop an overall project schedule for Fetch 'n' Stuff 5.0 based on joint Carnegie Group and U S WEST input.

     o   Create weekly status reports documenting project progress.

     o Provide system administration required to perform project development for Fetch 'n' Stuff 5.0 on Carnegie Group premises.

     o Conduct all software development processes required to achieve Fetch 'n' Stuff 5.0 project deliverables and schedule.

     o   Provide the following documentation deliverables:

         o    Requirements Specification for Fetch 'n' Stuff 5.0

         o    Design Specification for Fetch 'n' Stuff 5.0

         o    Architecture Specification for Fetch 'n' Stuff 5.0

         o    Administration Guide for Fetch 'n' Stuff 5.0

         o    API Specification for Fetch 'n' Stuff 5.0


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

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Fetch 'n' Stuff 1998                                               FINAL VERSION


         o    Provide all software deliverables for Fetch 'n' Stuff 5.0.

         o    Installation Guide for Fetch 'n' Stuff 5.0

HTTP SERVER

     o Develop an http server to enable web-based applications to use Fetch 'n' Stuff applications.

     o Develop two GUI screens for two Fetch APIs as examples of the use of the http server.

     o Delivery of the following deliverables for the http server is scheduled to be approximately May 30, 1998 and is dependent on the CSR-M project:

         o    Requirements Specification
         o    Architecture Specification
         o    Design Specification
         o    System Administration Guide
         o    Installation Guide
         o    API Guide
         o    Source code



Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


TRANSITION CONSULTING

The Transition Consulting will consist primarily of support for the U S WEST Transition Plan and the tasks may include but not be limited to the following:

     o Requirements Analysis and Estimation for Fetch 'n' Stuff 5.0 and for later releases of Fetch 'n' Stuff as agreed with the U S West production support team.

     o Tasks relating to the transition of engineering management functions of Fetch from CGI to U S WEST.

     o Tasks relating to the transition of engineering support functions of Fetch from CGI to U S WEST.

     o   Tasks related to transition http server engineering support to U S
         WEST.

By the second half of January 1998, transition of the following management functions and processes from Carnegie Group to U S West will be completed:

     o   Release Planning for all releases after Fetch 'n' Stuff 5.0

     o   Change Request Process Management

     o   Software Configuration Management

     o   Client Management

     o   Legacy Management

     o   Production Support

After the completion of Release 5.0, Carnegie Group will relinquish all management functions. At this time Carnegie Group's responsibilities with respect to Fetch production support will be limited to providing consulting services upon request only.

POST-RELEASE CONSULTING

Upon U S WEST request CGI will provide consulting to the U S West production support team regarding bug fixes, custom enhancements, new features, or modifications to Fetch] ("Fetch Consulting"), under U S WEST direction.

The Fetch Consulting may include but not be limited to the following:

1.   Participation in requirements, design or code walk throughs;

2. Answering questions or providing consulting on appropriate engineering solutions for bugs, enhancements, or other modifications to Fetch;

3.   Providing input on architecture or design questions;

4. Contributing to requirements analysis or performing requirements analysis for specific change requests;

5.   Providing additional documentation.

CGI's Project Manager will acknowledge a request for Fetch Consulting from U S WEST's


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


Project Manager within one (1) business day and will agree with U S West within three (3) days on a schedule for providing the requested consulting. CGI shall use its best efforts to provide such consulting within five (5) business days of acknowledgment. Time and materials expended on this consulting is billable under this agreement.


1.5       U S WEST ROLES AND RESPONSIBILITIES

Beginning in the second half of January U S WEST will take responsibility for certain management tasks that Carnegie Group had been performing, as follows:

     o   Release Planning for all releases after Fetch 'n' Stuff 5.0

     o   Change Request Process Management

     o   Software Configuration Management

     o   Client Management

     o   Legacy Management

     o   Production Support

After the completion of Release 5.0, U S WEST will assume all management functions relating to the production platform. At this time U S WEST will request Post-Release Consulting from Carnegie Group's committed Fetch team to provide Fetch production support in accordance with the provisions of this Schedule.

1.6        JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

CGI and U S WEST are jointly responsible for the following activities:

     o   Develop a schedule for the transition plan

     o Hold periodic status meetings where schedule, progress, plans, and issues are presented and action items are assigned for resolution.

     o Meet with U S WEST subject matter experts for such meetings as requirements gathering and knowledge acquisition related to changes for which the respective engineering team is responsible.

     o   Follow all project change management procedures.

     o Define the success criteria for the project and implement the system test process.

     o Participate in U S WEST project review meetings including architecture reviews and operational readiness reviews.


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION



1.7     SCOPE

1) Development, delivery and related project management of Release 5.0 and the HTTP Server;
2)       Transition Consulting;
3)       Post-Release Consulting.

The scope of this effort is exclusive of all management functions upon the completion of Release 5.0 and the HTTP Server.

Transition Consulting will be provided on an actual hourly basis prior to the Post-Release Consulting. Post-Release Consulting will follow Transition Consulting and will be provided based on monthly minimum payments or actual hourly costs, if a required monthly minimum payment is exceeded by actual labor costs during the same month.

1.8     DELIVERABLES
The following Fetch 5.0 Release deliverables will be provided by Carnegie Group to U S WEST:

         o SOFTWARE REQUIREMENTS SPECIFICATION: This document defines the set of requirements for Fetch 'n' Stuff 5.0 as specified by the U S WEST client representatives.

         o ARCHITECTURE SPECIFICATION: This document describes the overall system architecture, which describes modular composition, high-level interfaces, hardware platform, and software platform.

         O DESIGN SPECIFICATION : This document contains a detailed description of the Fetch 'n' Stuff design for release 5.0.

         o API SPECIFICATION: This document contains detailed description of the application programmer's interfaces for Release 5.0 required by developers to effectively utilize all system functions.

         o SOURCE CODE: Release 5.0 of the Fetch 'n' Stuff source code will be provided to U S WEST. Releases include the initial development release, integration-tested software, system-tested software, and final production software.

         o STATUS REPORTS: Status reports will be developed by Carnegie Group which describes project status, progress, issues, and plans.

         o ADMINISTRATORS GUIDE: This document provides instructions for System Administrators describing the installation, set-up, and maintenance of Fetch 'n' Stuff Release 5.0.

         o INSTALLATION GUIDE: This document provides instructions describing the installation for Fetch 'n' Stuff 5.0.

Additionally, the HTTP Server deliverables defined in Section 1.4 of this Schedule will be provided by Carnegie Group to U S WEST.


1.9       SUMMARY
This Schedule covers efforts to be performed from January 1, 1998 through December 31, 1998.



Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


2. SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1       TASKS, SCHEDULE, AND DELIVERABLES

The tasks relating to the Fetch 5.0 Release will be performed beginning January 1, 1998 and the corresponding deliverables are estimated to be completed by April 1, 1998.

The tasks relating to the HTTP Server will be performed from January 1, 1998 through April 1, 1998.

The tasks relating to the Transition Consulting are estimated to be performed from January through April 1998, under U S WEST direction.

The tasks relating to the Post-Release Consulting are estimated to be performed from April through December 1998, under U S WEST direction.

2.2       ASSUMPTIONS
The above tasks, schedules and deliverables were developed based on the following assumptions.

         1. The schedule is based on a project start date of January 1, 1998. Delays in this start date may impact the delivery date of one or more Deliverables.

         2. The work estimates are based on CGI Methodology and past experience. CGI will continuously monitor the status and notify U S WEST of any issues or risk situations which may impact the delivery date.

         3. CGI has timely access to U S WEST personnel (i.e. SMEs). CGI assumes SME access will be available on a timely basis for any analysis work assigned to CGI.

         4. U S WEST to provide a sponsor and project manager to act as the liaison between the U S WEST project team and the CGI project team.

         5. Weekly status reports, or other timeframe deemed appropriate by U S WEST and CGI, and meetings to be held between the U S WEST project manager and the CGI project manager to measure progress against the workplan. Any known issues and risks are also discussed and raised to the next level if not resolved.

         6. Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date of one or more Deliverables.

         7. Change requests to be submitted using the CGI change process for analysis to provide estimates, costs, and impact on current deliverables. Signed approval in compliance with RPP 1001 is required before implementation of any change requests


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential


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Fetch 'n' Stuff 1998                                               FINAL VERSION


         8. Any open Crs shall not jeopardize the Release 5.0 delivery schedule hereunder unless CGI receives a written request from U S WEST to delay and the parties agree to contract for any additional funding as estimated by CGI.

         9. Since the requirements of CGI for the Transition Consulting and Post-Release Consulting to be performed in this agreement are not fully known at this time, work will be performed to efficiently maximize the quality and utility of each component subject to the funding limitations.

2.3       DELIVERABLES

A copy of the deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.



Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION




3. PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Estimated costs with applicable discounts are provided below for this Schedule 29-001-98,Fetch 'n' Stuff 1998 as a whole and as further break out, for the Fetch 5.0 Release, Transition Consulting and Post-Release Consulting components. As is standard with projects based on time and materials, the hours and costs provided are best estimates only, the work to be provided is subject to the collective funding limitations herein.

Note the exceptional payment terms of the Post-Release Consulting which are documented beneath the related costs and hours below. The payment terms of the Fetch 5.0 Release, HTTP Server and Transition Consulting components will be standard in accordance with the Agreement.

Estimated costs with applicable discounts for the entire Fetch 'n' Stuff 1998 project are provided below:



Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


--------------------------------------------------------------------------------
        ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                       [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                      [     ]
VOLUME DISCOUNT                                            [     ]


--------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                 [     ]

--------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

--------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

--------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                             [     ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Estimated hours are as follows:


--------------------------------------------------------------------------------
         CATEGORY                                    ESTIMATED HOURS

--------------------------------------------------------------------------------
Manager(s)                                                [     ]

Principal Engineer                                        [     ]

Engineer(s)                                               [     ]

Technical Writer(s)

--------------------------------------------------------------------------------
TOTAL HOURS                                               [     ]

--------------------------------------------------------------------------------


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

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Fetch 'n' Stuff 1998                                               FINAL VERSION




Following are the costs and hours of the Fetch 5.0 Release:


--------------------------------------------------------------------------------
        ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                       [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                      [     ]
VOLUME DISCOUNT                                            [     ]


--------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                 [     ]

--------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

--------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

--------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                             [     ]

--------------------------------------------------------------------------------



Estimated hours are as follows:


--------------------------------------------------------------------------------
         CATEGORY                                    ESTIMATED HOURS

--------------------------------------------------------------------------------
Manager(s)                                                [     ]

Principal Engineer                                        [     ]

Engineer(s)                                               [     ]

Technical Writer(s)

--------------------------------------------------------------------------------
TOTAL HOURS                                               [     ]

--------------------------------------------------------------------------------

Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

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Fetch 'n' Stuff 1998                                               FINAL VERSION



Following are the costs and hours of the HTTP Server:


--------------------------------------------------------------------------------
        ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                       [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                      [     ]
VOLUME DISCOUNT                                            [     ]


--------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                 [     ]

--------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

--------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

--------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                             [     ]

--------------------------------------------------------------------------------



Estimated hours are as follows:


--------------------------------------------------------------------------------
         CATEGORY                                    ESTIMATED HOURS

--------------------------------------------------------------------------------
Manager(s)

Principal Engineer

Engineer(s)                                               [     ]

Technical Writer(s)

--------------------------------------------------------------------------------
TOTAL HOURS                                               [     ]

--------------------------------------------------------------------------------


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

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Fetch 'n' Stuff 1998                                               FINAL VERSION




Following are the costs and hours of the Transition Consulting:


--------------------------------------------------------------------------------
        ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                       [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                      [     ]
VOLUME DISCOUNT                                            [     ]


--------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                 [     ]

--------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

--------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

--------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                             [     ]

--------------------------------------------------------------------------------



Estimated hours are as follows:


--------------------------------------------------------------------------------
         CATEGORY                                    ESTIMATED HOURS

--------------------------------------------------------------------------------
Manager(s)                                                [     ]

Principal Engineer                                        [     ]

Engineer(s)                                               [     ]

Technical Writer(s)

--------------------------------------------------------------------------------
TOTAL HOURS                                               [     ]

--------------------------------------------------------------------------------

Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

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Fetch 'n' Stuff 1998                                               FINAL VERSION


Following are the costs and hours of the Post-Release Consulting and the related payment terms below:


--------------------------------------------------------------------------------
        ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                       [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT                      [     ]
VOLUME DISCOUNT                                            [     ]


--------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                 [     ]

--------------------------------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

--------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH
EXPENSES

--------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                             [     ]

--------------------------------------------------------------------------------



Estimated hours are as follows:


--------------------------------------------------------------------------------
         CATEGORY                                    ESTIMATED HOURS

--------------------------------------------------------------------------------
Manager(s)                                                [     ]

Principal Engineer                                        [     ]

Engineer(s)                                               [     ]

Technical Writer(s)

--------------------------------------------------------------------------------
TOTAL HOURS                                               [     ]

--------------------------------------------------------------------------------

In order for Carnegie Group to commit resources anticipated by the parties to be required for Fetch Consulting, the payment terms of the above Post-Release Consulting services are based on a minimum monthly payment if actual labor costs for a relevant month do not exceed such minimum payment. Notwithstanding the standard payment terms of the Agreement based on actual time and materials, Carnegie Group shall invoice and U S WEST shall pay a flat, nonrefundable fee of
[        ] for Post-Release Consulting (only) during each of the months of April through September 1998. In the event such flat fee is exceeded in actual time and material charges for Post-Release Consulting for any month during April through September 1998, Carnegie Group shall invoice and U S WEST shall pay such actual charges, based on the rates and discounts applicable to this Schedule in accordance with the Agreement.


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION


The [     ] flat fee is based on 1.5 full time equivalent resources committed by
Carnegie Group for the Post-Release Consulting during April through September 1998 to provide the services described in this Schedule.





IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.



CARNEGIE GROUP, INC.                             U S WEST

BY:    /s/ DENNIS YABLONSKY                      BY:      /s/ DENNIS DEMPSEY
   --------------------------                       ----------------------------

NAME:  Dennis Yablonsky                          NAME:    Dennis Dempsey
     ------------------------                         --------------------------
       (printed)                                          (printed)

TITLE: President/CEO                             TITLE:   EXEC DIR - IT
      -----------------------                          -------------------------

DATE:  4/30/98                                   DATE:         4/29/98
     ------------------------                         --------------------------

                                                 U S WEST BRI

                                                 BY:    /s/ SHERYL SWAYZE
                                                    ----------------------------

                                                 NAME:  Sheryl Swayze
                                                      --------------------------
                                                           (printed)

                                                 TITLE: Commodity Manager
                                                       -------------------------

                                                 DATE:  4/20/98
                                                      --------------------------


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential

Fetch 'n' Stuff 1998                                               FINAL VERSION



                                   APPENDIX A

                               SCHEDULE 29-001-98


The following modules of Fetch 'n' Stuff constitute COE (Supplier Licensable Technology) with the exception of the "message class"(which constitutes a portion of each of the following modules) and was developed by CGI for U S WEST and is therefore the sole and exclusive property of U S WEST:

-    T Connect Information in the Server Interface, Monitors, and Engines
-    The Multiplex Client Classes in the Server Interface
-    Server Class Structure in the Server Interface
-    Reply to Clients in the Monitors and Engines

In addition, the following module is entirely COE:

-    Logging module used in the Server Interface, Monitors, and Engines

In the final delivery of Fetch 5.0, all source code files that contain Supplier Licensable Technology will contain file headers designating them as such.


Schedule Number 29-001-98      Carnegie Group, Inc. and US WEST       8/12/98
                                 Proprietary and Confidential